                                 EMPLOYMENT RETENTION
                                        POLICY


     In order to attract and retain officers and key employees for Lone Star Technologies, Inc. (the "Corporation") and its subsidiaries, particularly in the event of a threat or the occurrence of a Change in Control, the Board of Directors of the Corporation (the "Board") has adopted the following Employment Retention Policy:

     If the employment of any Officer or key employee designated by the Board or its Compensation Committee (the "Committee") is involuntarily terminated without Cause or is voluntarily terminated with Good Reason within two years after the occurrence of a Change in Control of his Employer, his Employer shall pay a lump sum, as determined by the Board or the Committee, to the Officer in an amount that does not exceed twenty-four times his Monthly Compensation or to the key employee in an amount that does not exceed twelve times his Monthly Compensation. Each person designated by the Board or the Committee will be covered by this Policy upon his entering into the letter agreement in the form attached.

     The Board shall have the right to amend or terminate this Policy at any time, but any such amendment or termination, whether adopted prior to or after a Change in Control, shall not adversely affect any person covered by this Policy prior to such amendment or termination.

     The Corporation will request that the other Employers adopt this Policy and will make reasonable efforts to require any successor to the business or assets of any Employer expressly to assume and to agree to be bound by this Policy.

DEFINITIONS:

     "Cause" for termination of a person's employment means his illegal conduct or gross misconduct that in either case is willful and results in material damage to his Employer's business or reputation or his willful failure or refusal to perform his duties or obligations to his Employer or to comply in all material respects with the lawful directives of the Employer's Chief Executive Officer or Board of Directors, provided that he has received written notice from his Employer stating the nature of such failure or refusal and has reasonable opportunity to correct the stated deficiency.

     "Change in Control" means, with respect to an Employer that is a subsidiary of the Corporation, (i) any event that results in the Corporation not controlling the Employer or owning all or substantially all of the Employer's assets or (ii) any Change in Control of the Corporation.

     "Change in Control" means, with respect to the Corporation, any of the following:

     (i) any event affecting the Corporation that would be required to be reported by a reporting company as a change in control pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     (ii)  any "person" (as that term is used in Section 13(d) of the Exchange
Act) becomes the "beneficial owner" (as defined by Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Corporation representing more than 50% of either the then outstanding shares of the Corporation's Common Stock or the combined voting power of the Corporation's then outstanding securities;

     (iii) at any time during any twenty-four month period, the individuals who were serving on the Board at the beginning of that period or who were nominated for election or were elected to the Board during that period by a vote of at least two-thirds of such individuals still in office shall cease to constitute a majority of the Board;

     (iv) any merger or consolidation of the Corporation with any other corporation or any sale of all or substantially all of the assets of the Corporation, other than a merger, consolidation or sale that results in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Corporation or the surviving entity or any parent thereof outstanding immediately thereafter; or

     (v) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation.

     "Employer" is the Corporation or any corporation that is or becomes a subsidiary of the Corporation and its respective successors and assigns.

     "Good Reason" with respect to the voluntary termination of a person's employment means the occurrence, after a Change in Control, of (i) any adverse change in his status, position, authority or responsibilities, (ii) a reduction in his compensation, (iii) any material change in his employment location or
(iv) the failure or refusal of any successor to his Employer to expressly assume his Employer's obligations under this Policy.

     "Monthly Compensation" is a person's salary and cash bonus paid during the twelve months prior to the termination of his employment or, if higher, his salary and cash bonus paid during the twelve months prior to the Change in Control of his Employer, in each case computed as a monthly average.

     "Officer" is any person who is or becomes the President, Chief Executive Officer, Treasurer, Controller, Secretary or any Vice President of an Employer.

Adopted by LST Board on May 8, 1997

                              [Form of Letter Agreement]


                                        [Date]



[Name and address of
Officer or key employee]

Dear ______________________:

     In recognition of the valuable service rendered to your employer and in consideration of your continued employment, your employer is pleased to inform you that you are eligible to be covered by the Employment Retention Policy, a copy of which is attached. Your lump sum payment under the Policy would be ____ times your Monthly Compensation as defined in the Policy.

     If you wish to be covered by this Policy, please sign and return a copy of this letter to me. By electing to be covered you are agreeing with your employer that any prior "contingent severance pay agreement" between you and your employer is hereby terminated. "Contingent severance pay agreement" is any agreement in which your employer agrees to pay you cash compensation if your employment is terminated following a sale, liquidation, transfer of assets or other change in control of your employer.

     Upon your signing and returning a copy of this letter agreement to me, the Employment Retention Policy will constitute a legally binding obligation of your employer to you in accordance with its terms.

                                       Sincerely,

                                       [Name of Employer]


                                       By:
                                          ----------------------------------
                                          Chief Executive Officer

Accepted and Agreed:


---------------------------
[Name of Officer or
key employee]

                                      LONE STAR
                                  TECHNOLOGIES, INC.


                                    May 22, 1997



Mr. John P. Harbin
Chairman and Chief Executive Officer
Lone Star Technologies, Inc.
5501 LBJ Freeway, Suite 1200
Dallas, Texas 75240

Dear Jack:

     In recognition of the valuable service rendered to your employer and in consideration of your continued employment, your employer is pleased to inform you that you are eligible to be covered by the Employment Retention Policy, a copy of which is attached. Your lump sum payment under the Policy would be 24 times your Monthly Compensation as defined in the Policy.

     If you wish to be covered by this Policy, please sign and return a copy of this letter to me. By electing to be covered you are agreeing with your employer that any prior "contingent severance pay agreement" between you and your employer is hereby terminated. "Contingent severance pay agreement" is any agreement in which your employer agrees to pay you cash compensation if your employment is terminated following a sale, liquidation, transfer of assets or other change in control of your employer.

     Upon your signing and returning a copy of this letter agreement to me, the Employment Retention Policy will constitute a legally binding obligation of your employer to you in accordance with its terms.

                                       Sincerely,

                                       LONE STAR TECHNOLOGIES, INC.


                                       By: /s/ Robert F. Spears
                                          ----------------------------------
                                          Robert F. Spears, Vice President,
                                          General Counsel and Secretary
Accepted and Agreed:

/s/ John P. Harbin
---------------------------
John P. Harbin



Attachment

                                      LONE STAR
                                  TECHNOLOGIES, INC.


                                    May 22, 1997


Mr. Charles J. Keszler
Vice President-Finance
Lone Star Technologies, Inc.
5501 LBJ Freeway, Suite 1200
Dallas, Texas 75240

Dear Chuck:

     In recognition of the valuable service rendered to your employer and in consideration of your continued employment, your employer is pleased to inform you that you are eligible to be covered by the Employment Retention Policy, a copy of which is attached. Your lump sum payment under the Policy would be 24 times your Monthly Compensation as defined in the Policy.

     If you wish to be covered by this Policy, please sign and return a copy of this letter to me. By electing to be covered you are agreeing with your employer that any prior "contingent severance pay agreement" between you and your employer is hereby terminated. "Contingent severance pay agreement" is any agreement in which your employer agrees to pay you cash compensation if your employment is terminated following a sale, liquidation, transfer of assets or other change in control of your employer.

     Upon your signing and returning a copy of this letter agreement to me, the Employment Retention Policy will constitute a legally binding obligation of your employer to you in accordance with its terms.

                                       Sincerely,

                                       LONE STAR TECHNOLOGIES, NC.

                                       By: /s/ John P. Harbin
                                          ------------------------------------
                                          John P. Harbin
                                          Chairman and Chief Executive Officer
Accepted and Agreed:


/s/ Charles J. Keszler
----------------------------
Charles J. Keszler


Attachment

                                      LONE STAR
                                  TECHNOLOGIES, INC.

                                     May 22, 1997



Mr. Robert F. Spears
Vice President, General Counsel
and Secretary
Lone Star Technologies, Inc.
5501 LBJ Freeway, Suite 1200
Dallas, Texas 75240

Dear Bob:

     In recognition of the valuable service rendered to your employer and in consideration of your continued employment, your employer is pleased to inform you that you are eligible to be covered by the Employment Retention Policy, a copy of which is attached. Your lump sum payment under the Policy would be 24 times your Monthly Compensation as defined in the Policy.

     If you wish to be covered by this Policy, please sign and return a copy of this letter to me. By electing to be covered you are agreeing with your employer that any prior "contingent severance pay agreement" between you and your employer is hereby terminated. "Contingent severance pay agreement" is any agreement in which your employer agrees to pay you cash compensation if your employment is terminated following a sale, liquidation, transfer of assets or other change in control of your employer.

     Upon your signing and returning a copy of this letter agreement to me, the Employment Retention Policy will constitute a legally binding obligation of your employer to you in accordance with its terms.

                                       Sincerely,

                                       LONE STAR TECHNOLOGIES, INC.

                                       By: /s/ John P. Harbin
                                          ----------------------------------
                                          John P. Harbin
                                          Chairman and Chief Executive Officer

Accepted and Agreed


/s/ Robert F. Spears
---------------------------
Robert F. Spears



Attachment

LONE STAR STEEL COMPANY



                                     May 22, 1997



Mr. W. Byron Dunn
Executive Vice President
Lone Star Steel Company
5501 LBJ Freeway, Suite 1200
Dallas, Texas 75240

Dear Byron:

     In recognition of the valuable service rendered to your employer and in consideration of your continued employment, your employer is pleased to inform you that you are eligible to be covered by the Employment Retention Policy, a copy of which is attached. Your lump sum payment under the Policy would be 24 times your Monthly Compensation as defined in the Policy.

     If you wish to be covered by this Policy, please sign and return a copy of this letter to me. By electing to be covered you are agreeing with your employer that any prior "contingent severance pay agreement" between you and your employer is hereby terminated. "Contingent severance pay agreement" is any agreement in which your employer agrees to pay you cash compensation if your employment is terminated following a sale, liquidation, transfer of assets or other change in control of your employer.

     Upon your signing and returning a copy of this letter agreement to me, the Employment Retention Policy will constitute a legally binding obligation of your employer to you in accordance with its terms.

                                       Sincerely,

                                       LONE STAR STEEL COMPANY

                                       By: /s/ Rhys J. Best
                                          ----------------------------------
                                          Rhys J. Best
                                          Chief Executive Officer

Accepted and Agreed


/s/ W. Byron Dunn
--------------------------
W. Byron Dunn


Attachment

                                      LONE STAR
                                  TECHNOLOGIES, INC.

                                 September 25, 1997


Mr. Rhys J. Best
President
Lone Star Technologies, Inc.
5501 LBJ Freeway, Suite 1200
Dallas, Texas 75240

Dear Rhys:

     In recognition of the valuable service rendered to your employer and in consideration of your continued employment, your employer is pleased to inform you that you are eligible to be covered by the Employment Retention Policy, a copy of which is attached. Your lump sum payment under the Policy would be 24 times your Monthly Compensation as defined in the Policy.

     If you wish to be covered by this Policy, please sign and return a copy of this letter to me. By electing to be covered you are agreeing with your employer that any prior "contingent severance pay agreement" between you and your employer is hereby terminated. "Contingent severance pay agreement" is any agreement in which your employer agrees to pay you cash compensation if your employment is terminated following a sale, liquidation, transfer of assets or other change in control of your employer.

     Upon your signing and returning a copy of this letter agreement to me, the Employment Retention Policy will constitute a legally binding obligation of your employer to you in accordance with its terms.

                                       Sincerely,

                                       LONE STAR TECHNOLOGIES, INC.

                                       By: /s/ John P. Harbin
                                          ------------------------------------
                                          John P. Harbin
                                          Chairman and Chief Executive Officer

Accepted and Agreed


/s/ Rhys J. Best
-------------------------
Rhys J. Best


Attachment